CERTIFICATE OF TRUST

                                      OF

                             DLJ CAPITAL TRUST II


              THIS Certificate of Trust of DLJ Capital Trust II (the "Trust"), dated as of June 14, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code [section] 3801 et seq.).

              1. Name. The name of the business trust being formed hereby is DLJ Capital Trust II.

              2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Newark, Delaware 19711.

              3. Effective Date. This Certificate of Trust shall be effective as of its filing.






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              IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                       The Bank of New York (Delaware),
                                       as Delaware Trustee


                                       By: /s/ Catherine Marsh
                                          ---------------------------
                                          Name: Catherine Marsh
                                          Title: President & COO



                                       The Bank of New York,
                                       as Property Trustee


                                       By: /s/ Nancy B. Gill
                                          ---------------------------
                                          Name: Nancy B. Gill
                                          Title: Assistant Treasurer


                                        /s/ Anthony F. Daddino
                                       ------------------------------
                                       Anthony F. Daddino,
                                       as Trustee


                                        /s/ Charles J. Hendrickson
                                       ------------------------------
                                       Charles J. Hendrickson,
                                       as Trustee


                                        /s/ Thomas E. Siegler
                                       ------------------------------
                                       Thomas E. Siegler,
                                       as Trustee